Comprehensive Income	6 Months Ended
Jun. 30, 2016
Comprehensive Income (Loss) Disclosure [Abstract]
Comprehensive income

During the six-month period ended June 30, 2015, Other comprehensive income increased with net gains of $2,254 relating to (i) the change of the fair value of derivatives that qualify for hedge accounting (loss of $15,574), net of the settlements to net income of derivatives that qualify for hedge accounting (gain of $17,777) and, (ii) the amounts reclassified from Net settlements on interest rate swaps qualifying for hedge accounting to depreciation ($51). During the six-month period ended June 30, 2016, Other comprehensive income decreased with net losses of $3,010 relating to (i) the change of the fair value of derivatives that qualify for hedge accounting (loss of $14,550), net of the settlements to net income of derivatives that qualify for hedge accounting (gain of $11,489) and, (ii) the amounts reclassified from Net settlements on interest rate swaps qualifying for hedge accounting to depreciation ($51).

As at June 30, 2015 and 2016, Comprehensive income amounted to $72,867 and $69,028, respectively. The estimated net amount that is expected to be reclassified within the next 12 months from Accumulated Other Comprehensive Loss to earnings in respect of the net settlements on interest rate swaps amounts to $27,872.